UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03897)

Exact name of registrant as specified in charter:	Putnam U.S. Government Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period:	October 1, 2016 — March 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam U.S. Government Income Trust

Semiannual report
3 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGSIX

Putnam
U.S. Government
Income Trust

Semiannual report
3 | 31 | 17

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default, and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to periods of high volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

May 9, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

About the fund

Seeking opportunities through
mortgage-backed securities

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBS).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBS with the goal of seeking as high a level of current income as Putnam believes is consistent with preservation of capital. However, investing in MBS carries certain risks. As a result, your fund’s team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored

2 U.S. Government Income Trust

entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust.

By seeking opportunities among MBS, your fund’s manager seeks higher returns than Treasuries can typically offer, but with less volatility than stocks.

Data are historical. Past performance is not a guarantee of future results.

Indexes are unmanaged and are not available for direct investment. The Standard & Poor’s 500 Index is an unmanaged index of common stock performance. The Bloomberg Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Understanding mortgage-related securities

MBS (Mortgage-backed securities)

MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation)

Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS.

Ginnie Mae (Government National Mortgage Association)

Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMOs (Collateralized mortgage obligations)

CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

U.S. Government Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/17. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 15.

4 U.S. Government Income Trust

Mike is a Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Mike joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Mike, your fund is managed by Jatin Misra, Ph.D., CFA. Jatin has a Ph.D. from the Massachusetts Institute of Technology and a Bachelor of Technology from the Indian Institute of Technology. He has been in the investment industry since he joined Putnam in 2004.

Mike, what was the fund’s investment environment like during the six-month reporting period ended March 31, 2017?

The environment was generally supportive for riskier assets, but challenging for U.S. Treasuries and other interest-rate-sensitive categories, as rates rose.

Credit spreads tightened, reflecting investor demand for credit risk amid improving U.S. economic growth and a positive post-election outlook for 2017. Credit spreads represent the yield advantage bonds with credit risk offer over comparable-maturity Treasuries. They tend to widen when investors become risk averse and tighten when investors are more comfortable taking on additional risk.

Economic data in both the United States and globally were positive overall. In particular, fourth-quarter U.S. gross domestic product [GDP] was revised upward from a 1.9% to a 2.1% annual rate, according to the Commerce Department. This follows growth of 3.5% in the third quarter. In February, the Federal Reserve’s preferred inflation gauge, the Personal Consumption Expenditures Price Index, rose 2.1% from a year earlier, the first time inflation exceeded the central bank’s target in nearly

U.S. Government Income Trust 5

Allocations are shown as a percentage of the fund’s net assets as of 3/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

6 U.S. Government Income Trust

five years. The jobless rate in the 19-country eurozone declined to 9.5% in February, the lowest level since 2009.

The Fed increased its target for short-term interest rates by a quarter percentage point twice during the period, raising the federal funds rate to a range of 0.75% to 1%. At the central bank’s mid-March policy meeting, Fed Chair Janet Yellen expressed confidence in the economy and reaffirmed that the board may implement two more increases this year.

Looking at interest rates, the benchmark 10-year Treasury began the reporting period with a yield of 1.57%. It spiked to 2.60% in mid-December in the aftermath of the U.S. presidential election, reflecting investor expectations for higher inflation and the potential for expansionary fiscal policy under the new administration. Following the Fed’s mid-March rate hike, the 10-year yield trended slightly lower and ended the period at 2.39%.

The fund outpaced its benchmark and Lipper peer group average for the six-month period. Which strategies and holdings fueled its favorable relative performance?

Our interest-rate and yield-curve positioning was the primary contributor versus the benchmark. The fund’s duration — a key measure of interest-rate sensitivity — was shorter than that of the benchmark, which aided results during a period when rates rose. Additionally, we positioned the portfolio to benefit from a potentially steeper U.S. Treasury yield curve — a strategy that also proved additive as the curve steepened during the period.

Our holdings of agency interest-only collateralized mortgage obligations [IO CMOs] provided a further boost to relative performance. IO CMOs benefited from higher interest rates, particularly in the fourth quarter of 2016. A combination of rising rates and mortgage lending that continued to be constrained by stringent bank lending standards kept mortgage prepayment speeds below market expectations.

Within IO CMOs, we focused on securities backed by mortgage pools that we believed would be less sensitive to refinancing risk. These included securities structured from jumbo loans and reverse mortgages.

A jumbo mortgage is a home loan for an amount that exceeds conforming loan limits established by regulation. The jumbo loan limit is $417,000 in most of the United States. The limit on jumbo loans is $625,500 in the highest-cost areas.

A reverse mortgage allows a homeowner to borrow money against the value of his or her home. Normally, the mortgage does not have to be repaid until the borrower dies or the home is sold. As a result, unlike conventional home mortgages, reverse mortgages are generally insensitive to the direction of interest rates. In an effort to find investment opportunities that are less susceptible to refinancing risk, Putnam has developed the capability to identify what we believe are attractive opportunities among IO CMOs backed by reverse mortgages.

What detracted versus the benchmark?

Various relative-value trades in to-be-announced commitments [TBAs] and specific mortgage pools modestly detracted.

TBAs allow us to invest in agency pass-throughs for a fixed price at a future date. Frequently, TBAs are more liquid than regular pass-throughs, and may represent a better value in terms of their total return potential.

How did you use derivatives during the period?

We used interest-rate swaps and options to hedge the risks inherent in the fund’s duration and yield-curve positioning, to

U.S. Government Income Trust 7

isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk.

What is your outlook for the months ahead?

As we look at the world today, we see economic activity picking up and inflation levels beginning to rise. Higher commodity prices appear to be working their way into final prices, which is leading to fairly persistent pricing pressures in the United States and elsewhere. In our view, global economies appear to be normalizing, and we think this is particularly true in the United States. Given this normalization, we think the level of interest rates remains too low.

Within this environment, we think the Fed’s tone has changed somewhat. For some time now, the central bank has emphasized that its policy was data-dependent — particularly data related to employment and inflation levels. After years of employing stimulative monetary policy in an effort to ward off deflation, the Fed has now shifted its focus to inflation. We believe this new phase of monetary policy is driven by a central bank that is becoming more concerned with the possibility that the economy could outperform forecasts. Consequently, we do expect the Fed to increase rates at least twice more this year, and we believe these increases could occur sooner than the market is currently forecasting.

How do you plan to position the fund in light of this outlook?

Within this environment, we expect to generally keep the fund’s duration below that of the benchmark, but may make tactical adjustments to duration over the near term.

We also plan to maintain our end-of-period positioning in the “mortgage basis,” which is a strategy that seeks to exploit the yield differential between current-coupon, 30-year agency pass-throughs and 30-year Treasuries. At some point, we expect the Fed to begin reducing its portfolio of agency pass-throughs. When the central bank begins this process, the market impact of Fed sales could drive mortgage rates higher versus Treasury yields. If that occurs, our mortgage basis positioning may benefit.

We think IO CMOs may continue to be less sensitive to modest rate declines since residential mortgage lending appears to be more constrained than it was several years ago. Against that backdrop, we plan to continue emphasizing securities structured from mortgages that we believe have a lower

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time. A negative number represents cash to be allocated to to-be-announced (TBA) agency pass-through mortgage-backed securities, which the fund has agreed to purchase.

8 U.S. Government Income Trust

likelihood of being refinanced should interest rates fall.

Lastly, we continue to like reverse-mortgage IO CMOs. We think they offer a combination of reduced rate sensitivity, reasonable liquidity [ease of trading at favorable bid/ask spreads], and attractive yield spreads.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counter-party risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

U.S. Government Income Trust 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (2/8/84)
Before sales charge	6.32%	55.63%	4.52%	8.43%	1.63%	3.49%	1.15%	1.77%	–0.09%

After sales charge	6.19	49.40	4.10	4.09	0.80	–0.65	–0.22	–2.30	–4.08

Class B (4/27/92)
Before CDSC	6.08	47.01	3.93	4.54	0.89	1.22	0.41	1.03	–0.52

After CDSC	6.08	47.01	3.93	2.63	0.52	–1.66	–0.56	–3.91	–5.44

Class C (7/26/99)
Before CDSC	5.51	43.58	3.68	4.40	0.86	1.12	0.37	1.01	–0.55

After CDSC	5.51	43.58	3.68	4.40	0.86	1.12	0.37	0.02	–1.53

Class M (2/6/95)
Before sales charge	6.01	52.28	4.30	7.06	1.37	2.66	0.88	1.50	–0.28

After sales charge	5.91	47.33	3.95	3.58	0.71	–0.68	–0.23	–1.80	–3.52

Class R (1/21/03)
Net asset value	6.03	50.66	4.18	7.07	1.37	2.69	0.89	1.51	–0.29

Class Y (4/11/94)
Net asset value	6.50	59.03	4.75	9.81	1.89	4.28	1.41	2.07	–0.02

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 U.S. Government Income Trust

Comparative index returns For periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Bloomberg Barclays
GNMA Index	7.32%	51.37%	4.23%	9.27%	1.79%	7.53%	2.45%	0.09%	–1.42%

Lipper GNMA Funds
category average*	6.55	45.83	3.83	6.59	1.28	5.26	1.72	–0.02	–1.31

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/17, there were 63, 62, 58, 55, 42, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.198		$0.151	$0.148	$0.182		$0.181	$0.216

Capital gains	—		—	—	—		—	—

Total	$0.198		$0.151	$0.148	$0.182		$0.181	$0.216

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/16	$13.20	$13.75	$13.14	$13.08	$13.26	$13.71	$13.07	$13.08

3/31/17	12.99	13.53	12.92	12.86	13.04	13.48	12.85	12.86

	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate[1]	3.05%	2.93%	2.41%	2.33%	2.85%	2.76%	2.89%	3.36%

Current 30-day
SEC yield[2]	N/A	2.79%	2.17%	2.16%	N/A	2.58%	2.66%	3.15%

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

U.S. Government Income Trust 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the
fiscal year ended 9/30/16*	0.89%	1.62%	1.64%	1.13%	1.14%	0.64%

Annualized expense ratio for the
six-month period ended 3/31/17	0.88%	1.61%	1.63%	1.12%	1.13%	0.63%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/16 to 3/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$4.39	$8.01	$8.11	$5.58	$5.63	$3.14

Ending value (after expenses)	$999.10	$994.80	$994.50	$997.20	$997.10	$999.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 U.S. Government Income Trust

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/17, use the following calculation method. To find the value of your investment on 10/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$4.43	$8.10	$8.20	$5.64	$5.69	$3.18

Ending value (after expenses)	$1,020.54	$1,016.90	$1,016.80	$1,019.35	$1,019.30	$1,021.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

U.S. Government Income Trust 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

14 U.S. Government Income Trust

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

U.S. Government Income Trust 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2017, Putnam employees had approximately $486,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 U.S. Government Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

U.S. Government Income Trust 17

The fund’s portfolio 3/31/17 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (168.7%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (96.5%)

Government National Mortgage Association Adjustable Rate Mortgages
2.125%, 7/20/26	$13,446	$13,705

Government National Mortgage Association Pass-Through Certificates

8.50%, 12/15/19	1,875	1,943

7.50%, 10/20/30	54,703	64,624

5.50%, 8/15/35	335	377

5.00%, TBA, 4/1/47	52,000,000	55,904,061

4.50%, with due dates from 6/20/34 to 4/20/46	34,108,344	36,833,946

4.50%, TBA, 4/1/47	59,000,000	63,014,767

4.00%, with due dates from 9/15/39 to 5/20/46	106,404,512	114,537,389

4.00%, TBA, 4/1/47	32,000,000	33,802,499

3.50%, with due dates from 7/15/42 to 5/20/46	197,707,571	206,286,095

3.50%, TBA, 4/1/47	99,000,000	102,658,357

3.00%, with due dates from 3/20/43 to 10/20/44	2,746,869	2,777,910

3.00%, TBA, 4/1/47	226,000,000	228,012,801

		843,908,474

U.S. Government Agency Mortgage Obligations (72.2%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates

4.50%, with due dates from 7/1/44 to 3/1/45	880,974	960,884

4.00%, 9/1/45	1,747,633	1,855,904

3.50%, with due dates from 4/1/42 to 1/1/47	4,492,703	4,614,181

3.50%, TBA, 4/1/47	3,000,000	3,068,438

3.00%, with due dates from 3/1/43 to 6/1/46	4,228,705	4,213,234

Federal National Mortgage Association Pass-Through Certificates

6.00%, with due dates from 2/1/36 to 5/1/41	4,078,146	4,628,900

6.00%, TBA, 4/1/47	5,000,000	5,653,125

5.50%, 2/1/35	869,696	970,459

5.50%, TBA, 4/1/47	44,000,000	48,881,250

4.50%, with due dates from 4/1/41 to 10/1/46	4,529,827	4,892,968

4.50%, TBA, 4/1/47	41,000,000	43,969,298

4.00%, with due dates from 5/1/43 to 9/1/46	26,014,895	27,571,988

4.00%, TBA, 4/1/47	42,000,000	44,057,345

3.50%, with due dates from 6/1/42 to 1/1/47	29,935,778	30,838,486

3.50%, TBA, 5/1/47	35,000,000	35,731,444

3.50%, TBA, 4/1/47	87,000,000	88,998,286

3.00%, with due dates from 9/1/42 to 10/1/46	40,635,717	40,509,615

3.00%, TBA, 4/1/47	170,000,000	168,565,625

2.50%, 3/1/43	67,839,097	65,048,685

2.50%, TBA, 4/1/47	6,000,000	5,720,625

		630,750,740

Total U.S. government and agency mortgage obligations (cost $1,469,081,605)		$1,474,659,214

	Principal
MORTGAGE-BACKED SECURITIES (30.5%)*	amount	Value

Agency collateralized mortgage obligations (30.5%)

Federal Home Loan Mortgage Corporation

IFB Ser. 3408, Class EK, 22.122%, 4/15/37	$232,546	$355,433

IFB Ser. 2976, Class LC, 21.075%, 5/15/35	1,598,752	2,322,658

18 U.S. Government Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (30.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal Home Loan Mortgage Corporation

IFB Ser. 2979, Class AS, 20.929%, 3/15/34	$2,876	$2,887

IFB Ser. 3072, Class SM, 20.452%, 11/15/35	683,504	983,693

IFB Ser. 3249, Class PS, 19.265%, 12/15/36	231,264	322,270

IFB Ser. 3065, Class DC, 17.123%, 3/15/35	2,657,446	3,820,709

IFB Ser. 2990, Class LB, 14.614%, 6/15/34	1,633,306	1,956,786

IFB Ser. 4136, Class ES, IO, 5.338%, 11/15/42	5,422,746	756,471

IFB Ser. 4436, Class SC, IO, 5.238%, 2/15/45	12,826,031	2,363,837

Ser. 4122, Class TI, IO, 4.50%, 10/15/42	4,863,886	1,031,630

Ser. 4024, Class PI, IO, 4.50%, 12/15/41	4,086,633	762,337

Ser. 4018, Class DI, IO, 4.50%, 7/15/41	2,755,362	403,193

Ser. 4329, Class MI, IO, 4.50%, 6/15/26	9,054,859	1,029,013

Ser. 4546, Class PI, IO, 4.00%, 12/15/45	14,546,787	2,519,504

Ser. 4601, Class IC, IO, 4.00%, 12/15/45	10,045,779	1,629,425

Ser. 4530, Class HI, IO, 4.00%, 11/15/45	7,896,402	1,381,081

Ser. 4500, Class GI, IO, 4.00%, 8/15/45	6,480,118	1,286,433

Ser. 4425, IO, 4.00%, 1/15/45	8,195,177	1,589,455

Ser. 4452, Class QI, IO, 4.00%, 11/15/44	6,697,408	1,470,081

Ser. 4116, Class MI, IO, 4.00%, 10/1/42	12,024,122	2,430,292

Ser. 4019, Class JI, IO, 4.00%, 5/15/41	6,474,782	986,109

Ser. 3996, Class IK, IO, 4.00%, 3/15/39	7,938,066	729,788

Ser. 4015, Class GI, IO, 4.00%, 3/15/27	5,535,810	629,402

Ser. 4621, Class QI, IO, 3.50%, 10/15/46	22,706,201	3,788,303

Ser. 4165, Class AI, IO, 3.50%, 2/15/43	4,249,115	715,721

Ser. 4136, Class IQ, IO, 3.50%, 11/15/42	7,627,326	1,039,505

Ser. 4199, Class CI, IO, 3.50%, 12/15/37	6,794,632	575,505

FRB Ser. 57, Class 2A1, 3.482%, 7/25/43	20,455	22,083

FRB Ser. 59, Class 2A1, 3.252%, 10/25/43	12,791	12,567

Ser. 4150, Class DI, IO, 3.00%, 1/15/43	8,283,503	1,056,147

Ser. 4141, Class PI, IO, 3.00%, 12/15/42	7,933,272	944,615

Ser. 4158, Class TI, IO, 3.00%, 12/15/42	12,188,389	1,326,950

Ser. 4165, Class TI, IO, 3.00%, 12/15/42	14,873,783	1,543,899

Ser. 4171, Class NI, IO, 3.00%, 6/15/42	8,783,547	939,313

Ser. 4183, Class MI, IO, 3.00%, 2/15/42	6,532,156	649,950

Ser. 4201, Class JI, IO, 3.00%, 12/15/41	7,890,298	745,224

Ser. 3939, Class EI, IO, 3.00%, 3/15/26	8,947,690	575,419

FRB Ser. 8, Class A9, IO, 0.447%, 11/15/28	1,605,691	22,078

FRB Ser. 59, Class 1AX, IO, 0.275%, 10/25/43	4,191,116	41,748

Ser. 48, Class A2, IO, 0.212%, 7/25/33	6,260,918	46,224

Ser. 315, PO, zero %, 9/15/43	9,148,574	7,072,774

Ser. 3369, Class BO, PO, zero %, 9/15/37	6,608	5,494

Ser. 3391, PO, zero %, 4/15/37	24,507	20,738

Ser. 3300, PO, zero %, 2/15/37	74,346	63,972

Ser. 3314, PO, zero %, 11/15/36	18,833	18,395

Ser. 3206, Class EO, PO, zero %, 8/15/36	5,241	4,593

Ser. 3175, Class MO, PO, zero %, 6/15/36	65,330	54,581

Ser. 3210, PO, zero %, 5/15/36	5,026	4,542

Ser. 3326, Class WF, zero %, 10/15/35	24,613	18,528

FRB Ser. 3117, Class AF, zero %, 2/15/36	13,257	10,136

U.S. Government Income Trust 19

	Principal
MORTGAGE-BACKED SECURITIES (30.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

IFB Ser. 06-62, Class PS, 34.01%, 7/25/36	$392,038	$709,346

IFB Ser. 05-74, Class NK, 22.592%, 5/25/35	1,376,134	1,908,429

IFB Ser. 06-8, Class HP, 20.967%, 3/25/36	500,764	788,157

IFB Ser. 07-53, Class SP, 20.601%, 6/25/37	588,329	859,116

IFB Ser. 08-24, Class SP, 19.684%, 2/25/38	2,366,596	3,232,441

IFB Ser. 05-122, Class SE, 19.664%, 11/25/35	419,630	565,021

IFB Ser. 05-75, Class GS, 17.305%, 8/25/35	241,003	312,397

IFB Ser. 05-106, Class JC, 17.08%, 12/25/35	819,583	1,189,356

IFB Ser. 05-83, Class QP, 14.842%, 11/25/34	211,448	260,893

IFB Ser. 11-4, Class CS, 10.937%, 5/25/40	1,289,067	1,476,977

IFB Ser. 11-123, Class KS, IO, 5.618%, 10/25/41	1,404,877	248,438

IFB Ser. 13-103, Class SK, IO, 4.938%, 10/25/43	3,339,207	714,516

Ser. 15-16, Class MI, IO, 4.50%, 4/25/45	6,606,544	1,412,149

FRB Ser. 03-W11, Class A1, 4.326%, 6/25/33	984	1,030

FRB Ser. 04-W7, Class A2, 4.02%, 3/25/34	6,957	7,772

Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	6,524,272	1,178,367

Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	4,856,584	661,588

Ser. 12-104, Class HI, IO, 4.00%, 9/25/27	9,257,757	1,107,601

FRB Ser. 03-W14, Class 2A, 3.791%, 1/25/43	21,463	23,195

FRB Ser. 03-W3, Class 1A4, 3.637%, 8/25/42	36,819	40,991

Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	25,310,166	4,097,969

Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	9,761,514	1,376,221

Ser. 12-124, Class JI, IO, 3.50%, 11/25/42	2,716,539	369,504

Ser. 13-22, Class PI, IO, 3.50%, 10/25/42	6,701,640	1,264,740

Ser. 12-114, Class NI, IO, 3.50%, 10/25/41	11,922,310	1,931,239

FRB Ser. 04-W2, Class 4A, 3.023%, 2/25/44	13,834	14,183

Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	6,348,011	749,065

Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	9,971,411	1,118,668

Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	6,356,796	734,210

Ser. 13-8, Class NI, IO, 3.00%, 12/25/42	7,079,518	748,268

Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	6,112,805	474,965

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	4,465,083	379,532

Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	9,848,445	878,580

Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	7,818,908	847,570

Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	7,547,789	528,194

Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	9,381,511	670,497

Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	7,128,008	516,781

Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	7,770,562	882,736

Ser. 98-W2, Class X, IO, 2.889%, 6/25/28	10,123,857	493,538

FRB Ser. 07-95, Class A3, 1.232%, 8/27/36	13,676,000	13,208,307

Ser. 98-W5, Class X, IO, 1.225%, 7/25/28	3,126,331	152,409

FRB Ser. 01-50, Class B1, IO, 0.402%, 10/25/41	580,402	6,892

Ser. 01-79, Class BI, IO, 0.302%, 3/25/45	1,694,207	15,619

Ser. 03-34, Class P1, PO, zero %, 4/25/43	90,956	75,099

Ser. 08-53, Class DO, PO, zero %, 7/25/38	172,336	156,070

Ser. 07-64, Class LO, PO, zero %, 7/25/37	33,755	30,889

Ser. 07-44, Class CO, PO, zero %, 5/25/37	94,244	77,934

Ser. 07-14, Class KO, PO, zero %, 3/25/37	12,123	10,070

20 U.S. Government Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (30.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

Ser. 06-125, Class OX, PO, zero %, 1/25/37	$2,293	$1,921

Ser. 06-84, Class OT, PO, zero %, 9/25/36	3,196	2,674

Ser. 06-46, Class OC, PO, zero %, 6/25/36	5,385	4,466

Ser. 08-36, Class OV, PO, zero %, 1/25/36	36,683	31,777

FRB Ser. 88-12, Class B, zero %, 2/25/18	138	137

Government National Mortgage Association

Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	7,497,003	1,771,167

IFB Ser. 11-81, Class SB, IO, 5.777%, 11/16/36	4,343,915	402,811

IFB Ser. 13-182, Class SP, IO, 5.722%, 12/20/43	8,610,023	1,617,393

IFB Ser. 11-156, Class SK, IO, 5.622%, 4/20/38	9,913,493	2,094,225

IFB Ser. 10-20, Class SC, IO, 5.172%, 2/20/40	2,067,978	358,174

Ser. 15-89, Class LI, IO, 5.00%, 12/20/44	11,053,391	2,375,153

Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	7,252,944	1,552,565

Ser. 14-76, IO, 5.00%, 5/20/44	5,727,498	1,176,265

Ser. 13-51, Class QI, IO, 5.00%, 2/20/43	7,833,964	1,474,419

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	3,277,210	695,060

Ser. 13-6, Class OI, IO, 5.00%, 1/20/43	25,723,068	5,512,454

Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	794,415	46,640

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	2,459,457	519,868

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	15,378,768	3,268,819

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	8,270,894	1,765,340

IFB Ser. 14-119, Class SA, IO, 4.622%, 8/20/44	11,482,689	1,779,817

Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	9,994,682	1,948,950

Ser. 12-129, IO, 4.50%, 11/16/42	4,300,644	964,290

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	3,556,392	487,759

Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	9,518,603	1,881,637

Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	15,188,800	3,086,364

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	4,289,590	863,919

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	2,274,977	455,603

Ser. 09-121, Class CI, IO, 4.50%, 12/16/39	10,201,347	2,239,823

Ser. 11-81, Class PI, IO, 4.50%, 12/20/37	942,553	10,566

Ser. 16-27, Class IB, IO, 4.00%, 11/20/45	10,112,085	1,813,774

Ser. 15-94, IO, 4.00%, 7/20/45	24,709,518	5,706,589

Ser. 15-64, Class IG, IO, 4.00%, 5/20/45	10,528,930	2,188,859

Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	6,732,086	1,474,475

Ser. 15-40, IO, 4.00%, 3/20/45	6,266,649	1,333,129

Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	2,398,131	433,366

Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	15,209,711	2,059,243

Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	3,597,148	626,659

Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	8,806,536	1,595,884

Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	4,138,304	729,917

Ser. 14-104, IO, 4.00%, 3/20/42	9,414,314	1,659,744

Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	4,859,056	509,641

Ser. 10-114, Class MI, IO, 4.00%, 3/20/39	5,011,812	433,936

Ser. 14-182, Class BI, IO, 4.00%, 1/20/39	12,136,939	2,068,159

Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	14,592,634	1,904,105

Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	19,981,464	2,684,210

Ser. 16-4, Class JI, IO, 3.50%, 1/20/46	9,451,502	1,561,672

U.S. Government Income Trust 21

	Principal
MORTGAGE-BACKED SECURITIES (30.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 15-24, Class CI, IO, 3.50%, 2/20/45	$4,227,723	$864,840

Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	11,988,634	1,876,461

Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	10,169,314	1,650,398

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	4,762,893	766,350

Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	4,372,717	706,456

Ser. 12-136, IO, 3.50%, 11/20/42	9,253,246	1,905,549

Ser. 14-46, Class JI, IO, 3.50%, 10/20/41	4,755,772	656,729

Ser. 13-18, Class GI, IO, 3.50%, 5/20/41	8,306,454	983,484

Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	3,010,239	234,669

Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	4,300,352	593,866

Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	6,384,504	908,885

Ser. 12-48, Class KI, IO, 3.50%, 12/16/39	3,984,709	398,901

Ser. 14-147, Class MI, IO, 3.50%, 7/20/39	8,962,286	597,247

Ser. 15-99, Class TI, IO, 3.50%, 4/20/39	9,715,481	968,148

Ser. 15-24, Class AI, IO, 3.50%, 12/20/37	11,615,890	1,575,435

Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	5,549,470	694,416

Ser. 12-48, Class AI, IO, 3.50%, 2/20/36	11,749,751	1,326,691

Ser. 14-160, Class IB, IO, 3.00%, 11/20/40	15,219,612	1,397,160

Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	4,963,527	442,672

Ser. 14-174, Class AI, IO, 3.00%, 11/16/29	7,606,786	757,423

Ser. 17-H03, Class KI, IO, 2.774%, 1/20/67	18,515,762	2,492,907

Ser. 16-H23, Class NI, IO, 2.591%, 10/20/66	33,376,446	4,632,651

Ser. 15-H22, Class GI, IO, 2.58%, 9/20/65	15,612,785	2,073,378

Ser. 16-H13, Class IK, IO, 2.576%, 6/20/66	18,085,843	2,339,856

Ser. 16-H24, Class JI, IO, 2.496%, 11/20/66	6,695,358	882,950

Ser. 16-H03, Class AI, IO, 2.371%, 1/20/66	15,522,539	1,668,673

Ser. 16-H04, Class HI, IO, 2.36%, 7/20/65	14,042,143	1,529,189

Ser. 17-H08, Class GI, IO, 2.313%, 2/20/67	13,044,728	1,777,344

Ser. 16-H06, Class AI, IO, 2.286%, 2/20/66	12,671,442	1,283,617

Ser. 16-H27, Class GI, IO, 2.273%, 12/20/66	19,819,809	2,784,683

Ser. 16-H07, Class PI, IO, 2.248%, 3/20/66	27,462,951	3,587,348

Ser. 15-H25, Class BI, IO, 2.205%, 10/20/65	13,621,340	1,482,002

FRB Ser. 15-H16, Class XI, IO, 2.202%, 7/20/65	12,382,826	1,433,931

Ser. 17-H06, Class MI, IO, 2.17%, 2/20/67	21,721,784	2,765,183

Ser. 15-H20, Class CI, IO, 2.17%, 8/20/65	21,684,385	2,547,959

Ser. 16-H04, Class KI, IO, 2.122%, 2/20/66	16,528,708	1,435,931

Ser. 15-H22, Class AI, IO, 2.115%, 9/20/65	21,810,533	2,325,003

Ser. 15-H13, Class AI, IO, 2.101%, 6/20/65	18,475,232	2,090,011

Ser. 15-H10, Class HI, IO, 2.098%, 4/20/65	22,587,213	2,351,329

Ser. 16-H11, Class HI, IO, 2.083%, 1/20/66	46,162,412	5,077,865

Ser. 16-H06, Class HI, IO, 2.058%, 2/20/66	13,519,381	1,307,324

Ser. 16-H01, Class HI, IO, 2.043%, 10/20/65	15,527,271	1,391,244

Ser. 15-H24, Class HI, IO, 2.034%, 9/20/65	21,069,510	1,731,914

Ser. 16-H10, Class AI, IO, 2.014%, 4/20/66	23,989,188	1,983,906

Ser. 16-H17, Class DI, IO, 2.013%, 7/20/66	19,917,648	2,370,200

Ser. 14-H21, Class AI, IO, 1.967%, 10/20/64	19,124,551	1,832,132

Ser. 16-H06, Class DI, IO, 1.917%, 7/20/65	17,687,321	1,620,159

Ser. 15-H23, Class TI, IO, 1.885%, 9/20/65	17,007,336	1,761,960

22 U.S. Government Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (30.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 16-H18, Class QI, IO, 1.87%, 6/20/66	$18,056,994	$2,320,324

Ser. 15-H23, Class DI, IO, 1.831%, 9/20/65	8,323,950	808,081

Ser. 14-H25, Class BI, IO, 1.676%, 12/20/64	15,862,544	1,356,248

Ser. 17-H06, Class EI, 1.565%, 2/20/67	13,426,029	1,071,075

Ser. 16-H08, Class GI, IO, 1.421%, 4/20/66	13,399,529	834,791

FRB Ser. 11-H07, Class FI, IO, 1.224%, 2/20/61	53,847,913	2,196,995

Ser. 12-H11, Class FI, IO, 1.212%, 2/20/62	47,590,514	2,079,705

Ser. 11-H16, Class FI, IO, 1.025%, 7/20/61	37,466,871	1,573,609

Ser. 10-158, Class OP, PO, zero %, 12/20/40	7,123,250	5,952,415

Ser. 10-151, Class KO, PO, zero %, 6/16/37	856,849	710,988

Ser. 06-36, Class OD, PO, zero %, 7/16/36	9,841	8,250

Ser. 06-64, PO, zero %, 4/16/34	7,252	7,159

GSMPS Mortgage Loan Trust 144A

FRB Ser. 98-4, IO, 1.147%, 12/19/26	561,106	—

FRB Ser. 98-2, IO, 1.004%, 5/19/27	322,772	—

FRB Ser. 99-2, IO, 0.84%, 9/19/27	796,911	6,973

FRB Ser. 98-3, IO, zero %, 9/19/27	374,933	—

Total mortgage-backed securities (cost $260,748,000)		$266,555,480

	Principal
ASSET-BACKED SECURITIES (0.9%)*	amount	Value

Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1.882%, 2/25/49	$8,170,000	$8,170,000

Total asset-backed securities (cost $8,170,000)		$8,170,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.4%)*

Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

2.3125/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.3125	$104,711,400	$176,962

1.54/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.54	157,067,100	141,360

(1.495)/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495	157,067,100	131,936

1.495/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495	157,067,100	86,387

1.698/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.698	157,067,100	37,696

2.265/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.265	78,533,600	36,125

Barclays Bank PLC

2.62/3 month USD-LIBOR-BBA/May-37	May-17/2.62	52,355,700	593,190

1.425/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.425	157,067,100	58,115

(2.60)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.60	78,533,600	23,560

Citibank, N.A.

2.25/3 month USD-LIBOR-BBA/Sep-27	Sep-17/2.25	104,711,400	969,628

1.6125/3 month USD-LIBOR-BBA/Aug-18	Aug-17/1.6125	209,422,800	230,365

2.297/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.297	78,533,600	107,591

(1.34)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.34	157,067,100	76,963

2.163/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.163	78,533,600	34,555

1.34/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.34	157,067,100	157

U.S. Government Income Trust 23

PURCHASED SWAP OPTIONS OUTSTANDING (0.4%)* cont.

Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

(2.58)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.58	$104,711,400	$15,707

Goldman Sachs International

1.86375/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.86375	157,067,100	43,979

JPMorgan Chase Bank N.A.

2.4427/3 month USD-LIBOR-BBA/May-27	May-17/2.4427	52,355,700	470,154

2.9498/3 month USD-LIBOR-BBA/May-27	May-17/2.9498	52,355,700	362,825

2.3525/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.3525	52,355,700	145,549

1.426/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.426	157,067,100	53,403

Total purchased swap options outstanding (cost $9,058,847)			$3,796,207

PURCHASED OPTIONS OUTSTANDING (0.2%)*
	Expiration
	date/strike	Contract
	price	amount	Value

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Jun-17/$98.51	$28,000,000	$267,512

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Jun-17/98.63	28,000,000	247,940

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Jun-17/98.76	28,000,000	229,264

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Put)	May-17/98.95	137,000,000	760,624

Federal National Mortgage Association 30 yr 3.50% TBA
commitments (Call)	Apr-17/102.50	200,000,000	178,000

Federal National Mortgage Association 30 yr 3.50% TBA
commitments (Put)	May-17/100.95	28,000,000	40,796

Federal National Mortgage Association 30 yr 3.50% TBA
commitments (Put)	May-17/100.83	28,000,000	35,028

Federal National Mortgage Association 30 yr 3.50% TBA
commitments (Put)	May-17/100.71	28,000,000	29,960

Total purchased options outstanding (cost $3,255,781)			$1,789,124

	Principal amount/
SHORT-TERM INVESTMENTS (5.8%)*		shares	Value

Interest in $250,000,000 joint tri-party repurchase agreement dated 3/31/17 with HSBC Bank USA, National Association due
4/3/17 — maturity value of $37,076,410 for an effective yield of 0.780% (collateralized by various mortgage backed securities with a coupon rate of 4.000% and due dates ranging from
1/20/45 to 10/20/46, valued at $255,001,975)		$37,074,000	$37,074,000

Putnam Government Money Market Fund 0.62% L	Shares	768,050	768,050

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.62% P	Shares	1,135,000	1,135,000

U.S. Treasury Bills 0.771%, 7/13/17 Δ§		$4,412,000	4,402,408

U.S. Treasury Bills 0.523%, 5/18/17 Δ§		1,869,000	1,867,312

24 U.S. Government Income Trust

	Principal amount/
SHORT-TERM INVESTMENTS (5.8%)* cont.	shares	Value

U.S. Treasury Bills 0.508%, 5/11/17	$25,000	$24,981

U.S. Treasury Bills 0.584%, 4/6/17 Δ	5,712,000	5,711,709

Total short-term investments (cost $50,983,747)		$50,983,460

TOTAL INVESTMENTS

Total investments (cost $1,801,297,980)		$1,805,953,485

Key to holding’s abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through March 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $874,163,241.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $754,925,543 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

U.S. Government Income Trust 25

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/17 (premiums $10,813,814) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

2.8625/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.8625	$78,533,600	$79

(1.728)/3 month USD-LIBOR-BBA/Jul-20	Jul-17/1.728	52,355,700	72,251

(2.6475)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.6475	104,711,400	76,439

2.082/3 month USD-LIBOR-BBA/Jul-20	Jul-17/2.082	52,355,700	80,628

(2.01)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.01	104,711,400	128,795

(1.993)/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.993	157,067,100	215,182

Barclays Bank PLC

2.83/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.83	78,533,600	314

2.715/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.715	78,533,600	3,141

(2.13975)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/2.13975	157,067,100	4,712

(2.905)/3 month USD-LIBOR-BBA/May-27	May-17/2.905	52,355,700	269,108

(2.40)/3 month USD-LIBOR-BBA/May-27	May-17/2.40	52,355,700	353,401

(2.435)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.435	78,533,600	504,971

Citibank, N.A.

1.942/3 month USD-LIBOR-BBA/Apr-20	Apr-17/1.942	52,355,700	52

(1.652)/3 month USD-LIBOR-BBA/Apr-20	Apr-17/1.652	52,355,700	52

2.8945/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.8945	78,533,600	1,571

2.7655/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.7655	78,533,600	6,283

(2.0625)/3 month USD-LIBOR-BBA/Aug-18	Aug-17/2.0625	209,422,800	211,517

(2.206)/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.206	104,711,400	410,469

Credit Suisse International

2.81/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.81	104,711,400	105

2.695/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.695	104,711,400	1,047

(2.43)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.43	104,711,400	579,054

Goldman Sachs International

(1.63875)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.63875	157,067,100	157

(1.75125)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.75125	157,067,100	3,141

JPMorgan Chase Bank N.A.

(2.06)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/2.06	157,067,100	34,555

(2.69)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.69	52,355,700	61,780

(2.05)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.05	52,355,700	102,617

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	11,494,000	541,666

(2.6657)/3 month USD-LIBOR-BBA/May-37	May-17/2.6657	52,355,700	811,513

Total			$4,474,600

WRITTEN OPTIONS OUTSTANDING at 3/31/17 (premiums $3,255,781) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/$99.20	$28,000,000	$170,856

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/99.32	28,000,000	156,184

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/99.45	28,000,000	142,408

26 U.S. Government Income Trust

WRITTEN OPTIONS OUTSTANDING at 3/31/17 (premiums $3,255,781) (Unaudited) cont.

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/99.88	$28,000,000	$100,884

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/100.01	28,000,000	90,832

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/100.13	28,000,000	81,564

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	May-17/98.95	137,000,000	814,054

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.38	28,000,000	19,852

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.26	28,000,000	16,828

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.13	28,000,000	14,224

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/99.81	28,000,000	9,184

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/99.69	28,000,000	7,700

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/99.56	28,000,000	6,468

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	Apr-17/102.50	200,000,000	553,000

Total			$2,184,038

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.

(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	$15,706,700	$(1,685,329)	$(31,885)

2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	15,706,700	(553,661)	(60,314)

(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	15,706,700	(553,661)	(70,680)

2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	15,706,700	(1,685,329)	(139,601)

(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	15,706,700	1,419,100	202,459

2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	15,706,700	1,419,100	102,408

Barclays Bank PLC

2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	15,706,700	(219,108)	(3,613)

(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	15,706,700	(219,108)	(43,508)

U.S. Government Income Trust 27

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Goldman Sachs International

(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	$3,141,300	$(396,589)	$4,712

2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	3,141,300	(396,589)	(4,492)

JPMorgan Chase Bank N.A.

2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	15,706,700	(2,193,048)	(54,031)

(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	15,706,700	(2,193,048)	(171,831)

2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	15,706,700	1,491,351	211,884

(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	15,706,700	1,491,351	67,539

Total			$(4,274,568)	$9,047

TBA SALE COMMITMENTS OUTSTANDING at 3/31/17 (proceeds receivable $439,592,695) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 3.00%, 4/1/47	$1,000,000	4/12/17	$990,898

Federal National Mortgage Association, 4.00%, 5/1/47	42,000,000	5/11/17	43,972,030

Federal National Mortgage Association, 4.00%, 4/1/47	42,000,000	4/12/17	44,057,345

Federal National Mortgage Association, 3.50%, 4/1/47	87,000,000	4/12/17	88,998,286

Federal National Mortgage Association, 3.00%, 5/1/47	86,000,000	5/11/17	85,119,842

Federal National Mortgage Association, 3.00%, 4/1/47	170,000,000	4/12/17	168,565,624

Federal National Mortgage Association, 2.50%, 5/1/47	6,000,000	5/11/17	5,711,485

Federal National Mortgage Association, 2.50%, 4/1/47	6,000,000	4/12/17	5,720,625

Total			$443,136,135

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$548,152,900 E	$(90,871)	6/21/19	1.75%	3 month USD-	$(318,903)
				LIBOR-BBA

57,127,100 E	39,621	6/21/22	2.20%	3 month USD-	(179,404)
				LIBOR-BBA

50,747,300 E	(448,733)	6/21/27	3 month USD-	2.50%	(128,973)
			LIBOR-BBA

18,810,400 E	133,867	6/21/47	3 month USD-	2.70%	256,285
			LIBOR-BBA

31,032,000 E	(411)	4/4/27	3 month USD-	2.39859%	20,659
			LIBOR-BBA

Total	$(366,527)				$(350,336)

E Extended effective date.

28 U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.

$1,633,647	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(12,062)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

805,008	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,944)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Barclays Bank PLC

765,908	—	1/12/40	4.50% (1 month	Synthetic MBX Index	6,683
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,433,908	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(11,038)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

106,470	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(786)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

972,718	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,182)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

88,319	—	1/12/40	5.00% (1 month	Synthetic TRS Index	(605)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,258,724	—	1/12/40	4.00% (1 month	Synthetic MBX Index	23,025
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

33,835,475	—	1/12/40	4.00% (1 month	Synthetic MBX Index	344,905
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

848,298	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(1,656)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,744,349	—	1/12/40	4.00% (1 month	Synthetic MBX Index	38,169
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

94,256	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(307)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

45,638	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	301
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

45,638	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	301
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

109,612	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	722
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

106,219	—	1/12/40	4.50% (1 month	Synthetic TRS Index	(706)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

U.S. Government Income Trust 29

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

$18,336	$—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	$121
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

26,409,835	—	1/12/41	5.00% (1 month	Synthetic MBX Index	109,169
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

952,829	—	1/12/40	4.50% (1 month	Synthetic MBX Index	8,314
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,235,911	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	13,818
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,615,560	—	1/12/39	5.50% (1 month	Synthetic TRS Index	(17,223)
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

3,065,484	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(12,302)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,607,287	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(5,243)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,839,282	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	28,732
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,196,975	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(10,641)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,652,809	—	1/12/40	5.00% (1 month	Synthetic MBX Index	15,664
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

27,319,209	—	1/12/41	5.00% (1 month	Synthetic MBX Index	240,853
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

48,800,080	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(246,428)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

14,900,597	—	1/12/41	5.00% (1 month	Synthetic MBX Index	131,368
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Citibank, N.A.

44,421	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	293
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

30 U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International

$451,229	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$3,978
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

45,638	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	301
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,608,963	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(12,386)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

202,196	—	1/12/41	5.00% (1 month	Synthetic MBX Index	836
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,439,493	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	25,740
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

2,472,852	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(18,255)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

35,036	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(311)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

10,157,062	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(89,278)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

820,044	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(7,208)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

818,615	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(9,450)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

5,483,302	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(40,479)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,037,236	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	29,808
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG

67,803	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(309)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

106,219	—	1/12/40	(4.50%)1 month	Synthetic TRS Index	706
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

61,577	—	1/12/40	5.00% (1 month	Synthetic TRS Index	(422)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

234,460	—	1/12/41	4.50% (1 month	Synthetic MBX Index	2,009
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

U.S. Government Income Trust 31

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International

$2,575,803	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(8,402)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,987,061	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(6,482)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,764,243	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(11,252)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,230,095	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(7,275)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,558,382	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(27,392)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,558,382	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(27,392)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,393,972	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(17,139)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,275,013	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,438)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,181,846	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	14,367
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

33,155	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	218
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,191,034	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(4,277)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,919,149	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(6,260)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,593,512	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(8,460)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,649,618	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(23,479)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

172,374	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(870)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

459,680	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,321)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

32 U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

$409,084	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(2,066)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

571,339	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,864)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,624,262	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(8,560)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,090,305	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(31,487)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,620,679	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(20,174)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,216,817	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(8,232)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,358,272	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	25,132
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

813,849	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(7,154)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

924,008	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	8,214
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

4,629,338	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	34,353
			USD-LIBOR	3.00% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.

519,393	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,835)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,358,497	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	25,134
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

JPMorgan Securities LLC

3,700,870	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(27,321)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

308,003	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	2,738
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

15,261,657	—	1/12/42	(4.00%) 1 month	Synthetic TRS Index	117,483
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$—				$475,102

U.S. Government Income Trust 33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$8,170,000	$—

Mortgage-backed securities	—	266,555,480	—

Purchased options outstanding	—	1,789,124	—

Purchased swap options outstanding	—	3,796,207	—

U.S. government and agency mortgage obligations	—	1,474,659,214	—

Short-term investments	1,903,050	49,080,410	—

Totals by level	$1,903,050	$1,804,050,435	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options outstanding	$—	$(2,184,038)	$—

Written swap options outstanding	—	(4,474,600)	—

Forward premium swap option contracts	—	9,047	—

TBA sale commitments	—	(443,136,135)	—

Interest rate swap contracts	—	16,191	—

Total return swap contracts	—	475,102	—

Totals by level	$—	$(449,294,433)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

34 U.S. Government Income Trust

Statement of assets and liabilities 3/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,800,529,930)	$1,805,185,435
Affiliated issuers (identified cost $768,050) (Notes 1 and 5)	768,050

Interest and other receivables	6,931,233

Receivable for shares of the fund sold	1,467,023

Receivable for investments sold	431,126

Receivable for sales of delayed delivery securities (Note 1)	344,781,492

Receivable for variation margin (Note 1)	2,892,423

Unrealized appreciation on forward premium swap option contracts (Note 1)	589,002

Unrealized appreciation on OTC swap contracts (Note 1)	1,253,455

Prepaid assets	60,194

Total assets	2,164,359,433

LIABILITIES

Payable to custodian	24,263

Payable for investments purchased	407,087

Payable for purchases of delayed delivery securities (Note 1)	826,730,145

Payable for shares of the fund repurchased	5,873,145

Payable for compensation of Manager (Note 2)	292,551

Payable for custodian fees (Note 2)	78,337

Payable for investor servicing fees (Note 2)	254,014

Payable for Trustee compensation and expenses (Note 2)	555,679

Payable for administrative services (Note 2)	3,538

Payable for distribution fees (Note 2)	511,657

Payable for variation margin (Note 1)	3,008,760

Unrealized depreciation on OTC swap contracts (Note 1)	778,353

Unrealized depreciation on forward premium swap option contracts (Note 1)	579,955

Written options outstanding, at value (premiums $14,069,595) (Notes 1 and 3)	6,658,638

TBA sale commitments, at value (proceeds receivable $439,592,695) (Note 1)	443,136,135

Collateral on certain derivative contracts, at value (Note 1)	1,135,000

Other accrued expenses	168,935

Total liabilities	1,290,196,192

Net assets	$874,163,241

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$972,027,661

Undistributed net investment income (Note 1)	18,432,678

Accumulated net realized loss on investments (Note 1)	(124,953,933)

Net unrealized appreciation of investments	8,656,835

Total — Representing net assets applicable to capital shares outstanding	$874,163,241

(Continued on next page)

U.S. Government Income Trust 35

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($680,641,625 divided by 52,414,310 shares)	$12.99

Offering price per class A share (100/96.00 of $12.99)*	$13.53

Net asset value and offering price per class B share ($12,766,306 divided by 988,221 shares)**	$12.92

Net asset value and offering price per class C share ($47,417,108 divided by 3,686,191 shares)**	$12.86

Net asset value and redemption price per class M share ($12,411,745 divided by 951,549 shares)	$13.04

Offering price per class M share (100/96.75 of $13.04)†	$13.48

Net asset value, offering price and redemption price per class R share
($18,816,849 divided by 1,464,160 shares)	$12.85

Net asset value, offering price and redemption price per class Y share
($102,109,608 divided by 7,942,425 shares)	$12.86

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

36 U.S. Government Income Trust

Statement of operations Six months ended 3/31/17 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $168 from investments in affiliated issuers) (Note 5)	$14,802,172

Total investment income	14,802,172

EXPENSES

Compensation of Manager (Note 2)	1,799,305

Investor servicing fees (Note 2)	791,846

Custodian fees (Note 2)	46,973

Trustee compensation and expenses (Note 2)	24,080

Distribution fees (Note 2)	1,304,923

Administrative services (Note 2)	16,075

Other	206,591

Fees waived and reimbursed by Manager (Note 2)	(1,336)

Total expenses	4,188,457

Expense reduction (Note 2)	(1,941)

Net expenses	4,186,516

Net investment income	10,615,656

Net realized loss on investments (Notes 1 and 3)	(23,945,149)

Net realized gain on swap contracts (Note 1)	7,107,948

Net realized gain on futures contracts (Note 1)	2,778,242

Net realized gain on written options (Notes 1 and 3)	1,778,496

Net unrealized depreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the period	(188,563)

Net loss on investments	(12,469,026)

Net decrease in net assets resulting from operations	$(1,853,370)

The accompanying notes are an integral part of these financial statements.

U.S. Government Income Trust 37

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/17*	Year ended 9/30/16

Operations

Net investment income	$10,615,656	$22,623,816

Net realized loss on investments	(12,280,463)	(18,579,330)

Net unrealized appreciation (depreciation) of investments	(188,563)	12,286,471

Net increase (decrease) in net assets resulting
from operations	(1,853,370)	16,330,957

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(10,857,885)	(22,045,040)

Class B	(160,429)	(334,971)

Class C	(605,985)	(1,313,099)

Class M	(176,255)	(343,443)

Class R	(285,093)	(612,432)

Class Y	(1,580,743)	(3,006,765)

Decrease from capital share transactions (Note 4)	(64,966,568)	(115,157,092)

Total decrease in net assets	(80,486,328)	(126,481,885)

NET ASSETS

Beginning of period	954,649,569	1,081,131,454

End of period (including undistributed net investment
income of $18,432,678 and $21,483,412, respectively)	$874,163,241	$954,649,569

* Unaudited.

The accompanying notes are an integral part of these financial statements.

38 U.S. Government Income Trust

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U.S. Government Income Trust 39

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	net investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Class A

March 31, 2017**	$13.20	.15	(.16)	(.01)	(.20)	—	(.20)	$12.99	(.09)*	$680,642	.44h*	1.18h*	737d*

September 30, 2016	13.35	.31	(.09)	.22	(.37)	—	(.37)	13.20	1.70	746,534	.88[f]	2.31[f]	1,272[d]

September 30, 2015	13.70	.30	(.33)	(.03)	(.32)	—	(.32)	13.35	(.27)	857,238.85		2.20	1,388[d]

September 30, 2014	13.30	.26	.37	.63	(.23)	—	(.23)	13.70	4.80	863,612.86		1.95	1,346[d]

September 30, 2013	13.69	.16	(.28)	(.12)	(.27)	—	(.27)	13.30	(.89)	983,687.87		1.22	1,441[e]

September 30, 2012	14.25	.20	.28	.48	(.54)	(.50)	(1.04)	13.69	3.54	1,250,546.86		1.43	512[e]

Class B

March 31, 2017**	$13.14	.11	(.18)	(.07)	(.15)	—	(.15)	$12.92	(.52)*	$12,766	.81h*	.82h*	737d*

September 30, 2016	13.28	.21	(.07)	.14	(.28)	—	(.28)	13.14	1.04	14,957	1.61[f]	1.58[f]	1,272[d]

September 30, 2015	13.63	.20	(.33)	(.13)	(.22)	—	(.22)	13.28	(1.01)	17,272	1.58	1.46	1,388[d]

September 30, 2014	13.23	.17	.36	.53	(.13)	—	(.13)	13.63	4.05	21,352	1.59	1.23	1,346[d]

September 30, 2013	13.62	.06	(.28)	(.22)	(.17)	—	(.17)	13.23	(1.64)	27,553	1.60	.48	1,441[e]

September 30, 2012	14.18	.09	.29	.38	(.44)	(.50)	(.94)	13.62	2.83	44,352	1.59	.65	512[e]

Class C

March 31, 2017**	$13.08	.10	(.17)	(.07)	(.15)	—	(.15)	$12.86	(.55)*	$47,417	.82h*	.81h*	737d*

September 30, 2016	13.23	.20	(.07)	.13	(.28)	—	(.28)	13.08	.97	56,947	1.63[f]	1.56[f]	1,272[d]

September 30, 2015	13.58	.20	(.34)	(.14)	(.21)	—	(.21)	13.23	(1.02)	68,042	1.60	1.45	1,388[d]

September 30, 2014	13.18	.16	.37	.53	(.13)	—	(.13)	13.58	4.05	73,828	1.61	1.21	1,346[d]

September 30, 2013	13.57	.06	(.28)	(.22)	(.17)	—	(.17)	13.18	(1.66)	99,052	1.62	.46	1,441[e]

September 30, 2012	14.13	.09	.29	.38	(.44)	(.50)	(.94)	13.57	2.81	170,247	1.61	.63	512[e]

Class M

March 31, 2017**	$13.26	.14	(.18)	(.04)	(.18)	—	(.18)	$13.04	(.28)*	$12,412	.56h*	1.07h*	737d*

September 30, 2016	13.40	.27	(.07)	.20	(.34)	—	(.34)	13.26	1.49	13,059	1.12[f]	2.07[f]	1,272[d]

September 30, 2015	13.75	.27	(.34)	(.07)	(.28)	—	(.28)	13.40	(.53)	14,451	1.09	1.95	1,388[d]

September 30, 2014	13.34	.23	.38	.61	(.20)	—	(.20)	13.75	4.58	16,562	1.10	1.71	1,346[d]

September 30, 2013	13.74	.13	(.30)	(.17)	(.23)	—	(.23)	13.34	(1.22)	19,102	1.11	.98	1,441[e]

September 30, 2012	14.29	.17	.28	.45	(.50)	(.50)	(1.00)	13.74	3.34	22,555	1.10	1.21	512[e]

Class R

March 31, 2017**	$13.07	.14	(.18)	(.04)	(.18)	—	(.18)	$12.85	(.29)*	$18,817	.57h*	1.06h*	737d*

September 30, 2016	13.21	.27	(.07)	.20	(.34)	—	(.34)	13.07	1.52	22,317	1.13[f]	2.06[f]	1,272[d]

September 30, 2015	13.56	.26	(.33)	(.07)	(.28)	—	(.28)	13.21	(.53)	23,513	1.10	1.94	1,388[d]

September 30, 2014	13.16	.23	.37	.60	(.20)	—	(.20)	13.56	4.57	32,104	1.11	1.68	1,346[d]

September 30, 2013	13.55	.13	(.29)	(.16)	(.23)	—	(.23)	13.16	(1.17)	33,159	1.12	.98	1,441[e]

September 30, 2012	14.11	.14	.30	.44	(.50)	(.50)	(1.00)	13.55	3.32	36,900	1.11	1.06	512[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 U.S. Government Income Trust	U.S. Government Income Trust 41

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	net investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Class Y

March 31, 2017**	$13.08	.17	(.17)	—[g]	(.22)	—	(.22)	$12.86	(.02)*	$102,110	.32h*	1.31h*	737d*

September 30, 2016	13.22	.34	(.07)	.27	(.41)	—	(.41)	13.08	2.07	100,836	.63[f]	2.56[f]	1,272[d]

September 30, 2015	13.58	.33	(.34)	(.01)	(.35)	—	(.35)	13.22	(.08)	100,614.60		2.48	1,388[d]

September 30, 2014	13.19	.29	.37	.66	(.27)	—	(.27)	13.58	5.04	69,154.61		2.19	1,346[d]

September 30, 2013	13.58	.19	(.28)	(.09)	(.30)	—	(.30)	13.19	(.63)	54,316.62		1.45	1,441[e]

September 30, 2012	14.14	.21	.30	.51	(.57)	(.50)	(1.07)	13.58	3.85	98,575.61		1.56	512[e]

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	1,876%

September 30, 2012	1,361

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Amount represents less than $0.01 per share.

h Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund in effect during the period. As a result of such limitations and/ or waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

42 U.S. Government Income Trust	U.S. Government Income Trust 43

Notes to financial statements 3/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through March 31, 2017.

Putnam U.S. Government Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Under normal circumstances, the fund invests at least 80% of its net assets in U.S. government securities. The fund may invest up to 20% of its net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency or, if unrated, that Putnam Management determines to be of comparable quality. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

44 U.S. Government Income Trust

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

U.S. Government Income Trust 45

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent

46 U.S. Government Income Trust

and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

U.S. Government Income Trust 47

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,635,248 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,844,182 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

48 U.S. Government Income Trust

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2016 the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$81,299,735	$13,466,112	$94,765,847

The aggregate identified cost on a tax basis is $1,818,764,185, resulting in gross unrealized appreciation and depreciation of $13,730,858 and $26,541,558, respectively, or net unrealized depreciation of $12,810,700.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.198% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management.  Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund.  For the reporting period, management fees paid were reduced by $1,336 relating to the fund’s investment in Putnam Government Money Market Fund.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

U.S. Government Income Trust 49

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$623,559	Class R	17,742

Class B	12,027	Class Y	81,498

Class C	45,988	Total	$791,846

Class M	11,032

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,941 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $706, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

50 U.S. Government Income Trust

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$892,488

Class B	1.00%	*	67,403

Class C	1.00%	1.00%	263,347

Class M	1.00%	†	30,905

Class R	1.00%	0.50%	50,780

Total			$1,304,923

* Equals the weighted average of (i) 0.85% of the net assets of Putnam Limited Duration Government Income Fund attributable to class B shares existing on November 9, 2007; and (ii) 1.00% of all other net assets of Putnam U.S. Government Income Trust attributable to class B shares.

† Equals the weighted average of (i) 0.40% of the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% of all other net assets of Putnam U.S. Government Income Trust attributable to class M shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,338 and $23 from the sale of class A and class M shares, respectively, and received $2,241 and $171 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $11 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$10,735,081,061	$11,007,483,453

U.S. government securities (Long-term)	—	—

Total	$10,735,081,061	$11,007,483,453

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap	Written swap	Written option
	option contract	option	contract	Written option
	amounts	premiums	amounts	premiums

Written options outstanding at the
beginning of the reporting period	$1,677,357,250	$8,515,849	$—	$—

Options opened	7,554,929,400	23,023,369	2,217,000,000	11,399,531

Options exercised	(287,956,400)	(1,398,840)	(1,544,000,000)	(8,143,750)

Options expired	(2,857,922,900)	(6,650,487)	—	—

Options closed	(3,446,656,950)	(12,676,077)	—	—

Written options outstanding at the
end of the reporting period	$2,639,750,400	$10,813,814	$673,000,000	$3,255,781

U.S. Government Income Trust 51

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16

Class A	Shares	Amount	Shares	Amount

Shares sold	3,349,939	$43,747,457	6,208,351	$82,076,779

Shares issued in connection with
reinvestment of distributions	707,487	9,217,047	1,414,780	18,667,793

	4,057,426	52,964,504	7,623,131	100,744,572

Shares repurchased	(8,184,470)	(106,701,988)	(15,312,365)	(202,593,373)

Net decrease	(4,127,044)	$(53,737,484)	(7,689,234)	$(101,848,801)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16

Class B	Shares	Amount	Shares	Amount

Shares sold	24,830	$322,556	93,958	$1,234,977

Shares issued in connection with
reinvestment of distributions	11,710	151,833	24,206	317,925

	36,540	474,389	118,164	1,552,902

Shares repurchased	(186,964)	(2,426,745)	(280,199)	(3,683,893)

Net decrease	(150,424)	$(1,952,356)	(162,035)	$(2,130,991)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16

Class C	Shares	Amount	Shares	Amount

Shares sold	124,825	$1,615,790	706,126	$9,257,100

Shares issued in connection with
reinvestment of distributions	38,770	500,602	83,712	1,094,756

	163,595	2,116,392	789,838	10,351,856

Shares repurchased	(831,410)	(10,726,610)	(1,580,571)	(20,688,697)

Net decrease	(667,815)	$(8,610,218)	(790,733)	$(10,336,841)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16

Class M	Shares	Amount	Shares	Amount

Shares sold	10,287	$136,318	35,672	$474,083

Shares issued in connection with
reinvestment of distributions	5,552	72,648	10,601	140,510

	15,839	208,966	46,273	614,593

Shares repurchased	(49,039)	(643,003)	(140,080)	(1,862,843)

Net decrease	(33,200)	$(434,037)	(93,807)	$(1,248,250)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16

Class R	Shares	Amount	Shares	Amount

Shares sold	221,429	$2,853,912	716,068	$9,369,235

Shares issued in connection with
reinvestment of distributions	15,901	205,079	34,071	445,051

	237,330	3,058,991	750,139	9,814,286

Shares repurchased	(480,970)	(6,213,499)	(822,330)	(10,746,728)

Net decrease	(243,640)	$(3,154,508)	(72,191)	$(932,442)

52 U.S. Government Income Trust

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,432,900	$31,359,639	3,303,972	$43,251,849

Shares issued in connection with
reinvestment of distributions	104,719	1,350,888	214,432	2,802,491

	2,537,619	32,710,527	3,518,404	46,054,340

Shares repurchased	(2,306,972)	(29,788,492)	(3,415,073)	(44,714,107)

Net increase	230,647	$2,922,035	103,331	$1,340,233

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at
	the beginning				Fair value at
	of the				the end of the
	reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Government Money
Market Fund*	$5,000,000	$3,209,350	$7,441,300	$168	$768,050

Totals	$5,000,000	$3,209,350	$7,441,300	$168	$768,050

* Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund (Note 2).

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$392,600,000

Purchased swap option contracts (contract amount)	$1,487,500,000

Written TBA commitment option contracts (contract amount) (Note 3)	$500,600,000

Written swap option contracts (contract amount) (Note 3)	$1,813,400,000

Futures contracts (number of contracts)	60

Centrally cleared interest rate swap contracts (notional)	$757,900,000

OTC total return swap contracts (notional)	$312,400,000

U.S. Government Income Trust 53

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	$7,891,036*	Unrealized depreciation	$8,464,003*

Total		$7,891,036		$8,464,003

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(2,499,372)	$2,778,242	$7,107,948	$7,386,818

Total	$(2,499,372)	$2,778,242	$7,107,948	$7,386,818

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(725,450)	$(449,962)	$(84,508)	$(1,259,920)

Total	$(725,450)	$(449,962)	$(84,508)	$(1,259,920)

54 U.S. Government Income Trust

This page left blank intentionally.

U.S. Government Income Trust 55

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BarclaysCapital Inc. (clearingbroker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	GoldmanSachs International	HSBC Bank USA, National Association	JPMorganChase Bank N.A.	JPMorganSecurities LLC	Total

Assets:

Centrally cleared interest
rate swap contracts§	$—	$—	$2,892,423	$—	$—	$—	$—	$—	$—	$—	$2,892,423

OTC Total return	—	962,145	—	293	60,663	2,715	82,284	—	25,134	120,221	1,253,455
swap contracts*#

Forward premium swap	304,867	—	—	—	—	—	4,712	—	279,423	—	589,002
option contracts #

Purchased swap options **#	610,466	674,865	—	1,419,259	15,707	—	43,979	—	1,031,931	—	3,796,207

Purchased options **#	—	—	—	—	—	—	—	—	1,789,124	—	1,789,124

Repurchase agreements **	—	—	—	—	—	—	—	37,074,000	—	—	37,074,000

Total Assets	$915,333	$1,637,010	$2,892,423	$1,419,552	$76,370	$2,715	$130,975	$37,074,000	$3,125,612	$120,221	$47,394,211

Liabilities:

Centrally cleared interest
rate swap contracts§	—	—	3,008,760	—	—	—	—	—	—	—	3,008,760

OTC Total return
swap contracts*#	18,006	314,117	—	—	177,367	731	236,976	—	3,835	27,321	778,353

Forward premium swap	302,480	47,121	—	—	—	—	4,492	—	225,862	—	579,955
option contracts #

Written swap options #	573,374	1,135,647	—	629,944	580,206	—	3,298	—	1,552,131	—	4,474,600

Written options #	—	—	—	—	—	—	—	—	2,184,038	—	2,184,038

Reverse	—	—	—	—	—	—	—	—	—	—	—
repurchase agreements

Total Liabilities	$893,860	$1,496,885	$3,008,760	$629,944	$757,573	$731	$244,766	$—	$3,965,866	$27,321	$11,025,706

Total Financial and	$21,473	$140,125	$(116,337)	$789,608	$(681,203)	$1,984	$(113,791)	$37,074,000	$(840,254)	$92,900	$36,368,505
Derivative Net Assets

Total collateral
received (pledged)†##	$21,473	$(302,303)	$—	$760,000	$(681,203)	$—	$(110,989)	$37,074,000	$(840,254)	$—

Net amount	$—	$442,428	$(116,337)	$29,608	$—	$1,984	$(2,802)	$—	$—	$92,900

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

56 U.S. Government Income Trust	U.S. Government Income Trust 57

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

58 U.S. Government Income Trust

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Advantage Fund
Capital Spectrum Fund	High Yield Trust
Emerging Markets Equity Fund	Income Fund
Equity Spectrum Fund	Money Market Fund†
Europe Equity Fund	Short Duration Income Fund
Global Equity Fund	U.S. Government Income Trust
International Capital Opportunities Fund
International Equity Fund	Tax-free Income
Investors Fund	AMT-Free Municipal Fund
Low Volatility Equity Fund	Intermediate-Term Municipal Income Fund
Multi-Cap Core Fund	Short-Term Municipal Income Fund
Research Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds‡:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

U.S. Government Income Trust 59

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Energy Fund	conservative over time.
Global Financials Fund
Global Health Care Fund	RetirementReady® 2060 Fund
Global Industrials Fund	RetirementReady® 2055 Fund
Global Natural Resources Fund	RetirementReady® 2050 Fund
Global Sector Fund	RetirementReady® 2045 Fund
Global Technology Fund	RetirementReady® 2040 Fund
Global Telecommunications Fund	RetirementReady® 2035 Fund
Global Utilities Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Asset Allocation	RetirementReady® 2020 Fund
George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60 U.S. Government Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA038 305774 5/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2017